                                                                   EXHIBIT 10.17

                                                                  EXECUTION COPY


                              E-TEK DYNAMICS, INC.

                             REGISTRATION AGREEMENT
                             ----------------------



     THIS AGREEMENT is made as of July 23, 1997, by and among E-Tek Dynamics, Inc., a California corporation (the "Company"), the parties listed as Investors
                                     -------
on the Schedule of Investors attached hereto (collectively, the "Investors") and
       ---------------------                                     ---------
Theresa Stone Pan, Jing Jong Pan and the J.J. & Theresa Pan Revocable Trust (collectively, the "Founders").
                    --------

     WHEREAS, the parties to this Agreement are parties to a Recapitalization Agreement dated as of June 27, 1997 (as the same may be amended and modified from time to time in accordance with its terms, the "Recapitalization
                                                     ----------------
Agreement");
---------

     WHEREAS, in order to induce the Investors to enter into the Recapitalization Agreement, the Company has agreed to provide the registration rights set forth in this Agreement;

     WHEREAS, the execution and delivery of this Agreement is a condition to the Closing under the Recapitalization Agreement; and

     WHEREAS, unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 8 hereof.

     NOW, THEREFORE, the parties hereto agree as follows:


     1.   Demand Registrations.
          --------------------

      (a) Requests for Registration. At any time after the Closing under the
          -------------------------
Recapitalization Agreement, the holders of a majority of the Investor Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") or Form S-2 or S-3 or any similar
                    -----------------------
short-form registration ("Short-Form Registrations"), if available. All
                          ------------------------
registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations". Each request for a Demand Registration shall specify
    --------------------
the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of a request for a Demand Registration, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to paragraph 1(d) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

      (b) Long-Form Registrations. The holders of Investor Registrable
          -----------------------
Securities shall be entitled to request (i) three Long-Form Registrations in which the Company shall pay all Registration Expenses ("Company-paid Long-Form
                                                        ----------------------
Registrations") and (ii) an unlimited number of Long-Form Registrations in which
-------------
the holders of Investor Registrable Securities shall pay their
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share of the Registration Expenses as set forth in paragraph 5 hereof. A registration shall not count as one of the permitted Company-paid Long-Form Registrations until it has become effective, and neither the last nor any subsequent Company-paid Long-Form Registration shall count as one of the permitted Company-paid Long-Form Registrations unless the holders of Investor Registrable Securities are able to register and sell at least 90% of the Investor Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in
-------- ----
connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Company-paid Long-Form Registrations hereunder.

      (c) Short-Form Registrations. In addition to the Long-Form Registrations
          ------------------------
provided pursuant to paragraph 1(b) above, the holders of Investor Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. The Company shall pay all Registration Expenses in connection with any registration initiated as a Short-Form Registration whether or not it has become effective.

      (d) Priority on Demand Registrations. The Company shall not include in any
          --------------------------------
Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Investor Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Investor Registrable Securities initially requesting registration, the Company shall include in such registration (i) first, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder and
(ii) second, any other securities requested to be included in such registration; provided that, notwithstanding the foregoing, in connection with the first two
-------- ----
registrations of Investor Registrable Securities pursuant to this Agreement (whether pursuant to a Demand Registration or a Piggyback Registration), if any such registration is a Demand Registration, the Company shall include (i) first, the Investor Registrable Securities requested to be included in such registration, pro rata among the holders of such Investor Registrable Securities on the basis of the number of Investor Registrable Securities owned by each such holder, (ii) second, the Founder Registrable Securities requested to be included in such registration, pro rata among the holders of such Founder Registrable Securities on the basis of the number of Founder Registrable Securities owned by each such holder and (iii) third, any other securities requested to be included in such registration (it being understood, however, that neither the last nor any subsequent registration subject to this proviso shall count as one of the two registrations subject to this proviso unless the holders of Investor Registrable Securities are able to register and sell at least 75% of the Investor Registrable Securities requested to be included in such registration).

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      (e) Expenses. Any Persons other than holders of Registrable Securities who
          --------
participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in paragraph 5 hereof.


      (f) Selection of Underwriters. The holders of a majority of the Investor
          -------------------------
Registrable Securities included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering.

      (g) Other Registration Rights. Except as provided in this Agreement, the
          -------------------------
Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company (whether as a demand registration or piggyback registration), or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Investor Registrable Securities.

      2.  Piggyback Registrations.
          -----------------------

      (a) Right to Piggyback. Whenever the Company proposes to register any of
          ------------------
its securities under the Securities Act (other than pursuant to a Demand Registration or a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to paragraphs 2(c) and 2(d) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

      (b) Piggyback Expenses. The Registration Expenses of the holders of
          ------------------
Registrable Securities shall be paid by the Company in all Piggyback Registrations whether or not such registration is consummated.

      (c) Priority on Primary Registrations. If a Piggyback Registration is an
          ---------------------------------
underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder and (iii) third, any other securities requested to be included in such registration; provided that, notwithstanding the foregoing, in
                               -------- ----
connection with the first two registrations of Investor Registrable Securities pursuant to this Agreement (whether pursuant to a Demand Registration or a Piggyback Registration), if any such registration is to be made in connection with an underwritten primary registration on behalf of the Company, the Company shall include (i) first, the securities the Company proposes to sell, (ii) second, the Investor Registrable Securities requested to be included in such registration, pro rata among the holders of such Investor Registrable Securities on the basis of the number of Investor Registrable Securities owned by each such holder, (iii) third, the Founder Registrable Securities requested to be included in such registration, pro rata among the holders of such Founder Registrable

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Securities on the basis of the number of Founder Registrable Securities owned by each such holder and (iv) fourth, any other securities requested to be included in such registration (it being understood, however, that neither the last nor any subsequent registration subject to this proviso shall count as one of the two registrations subject to this proviso unless the holders of Investor Registrable Securities are able to register and sell at least 75% of the Investor Registrable Securities requested to be included in such registration).

      (d) Priority on Secondary Registrations. If a Piggyback Registration is an
          -----------------------------------
underwritten secondary registration on behalf of holders of the Company's securities (other than the holders of Investor Registrable Securities), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration
(i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder and (ii) second, any other securities requested to be included in such registration; provided
                                                                    --------
that, notwithstanding the foregoing, in connection with the first two
----
registrations of Investor Registrable Securities pursuant to this Agreement (whether pursuant to a Demand Registration or a Piggyback Registration), if any such registration is to be made in connection with an underwritten secondary registration on behalf of holders of the Company's securities (other than the holders of Investor Registrable Securities), the Company shall include (i) first, the securities requested to be included therein by the holders requesting such registration and the Investor Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder, (ii) second, the Founder Registrable Securities requested to be included in such registration, pro rata among the holders of such Founder Registrable Securities on the basis of the number of Founder Registrable Securities owned by each such holder and (iii) third, any other securities requested to be included in such registration (it being understood, however, that neither the last nor any subsequent registration subject to this proviso shall count as one of the two registrations subject to this proviso unless the holders of Investor Registrable Securities are able to register and sell at least 75% of the Investor Registrable Securities requested to be included in such registration).

      (e) Withdrawal by the Company. If, at any time after giving written notice
          -------------------------
of its intention to register any of its securities as set forth in paragraph 2(a) and prior to the effective date of such registration statement filed in connection with such registration, the Company's board of directors shall determine in its good faith judgment for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein).

      3.  Holdback Agreements.
          -------------------

      (a) No holder of Registrable Securities shall effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities

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convertible into or exchangeable or exercisable for such securities, during the seven days prior to the date of any proposed registered public offering of the Company's Common Stock as set forth in a written notice delivered to such holder at least seven days prior to such date (or of which such holder is otherwise aware at least seven days prior to such date) and the 180-day period beginning on the effective date of the Company's initial public offering of its Common Stock under the Securities Act or during the seven days prior to the date of any proposed registered public offering of the Company's Common Stock as set forth in a written notice delivered to such holder at least seven days prior to such date (or of which such holder is otherwise aware at least seven days prior to such date) and the 90-day period beginning on the effective date of (A) the next registered public offering of the Company's Common Stock and (B) any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

      (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of the Company's initial public offering of its Common Stock under the Securities Act or during the seven days prior to and the 90-day period beginning on the effective date of (A) the next registered public offering of the Company's Common Stock and (B) any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor or similar form), unless the underwriters managing the registered public offering otherwise agree, and
(ii) shall cause each holder of at least 2% of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such periods (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     4.  Registration Procedures. Whenever the holders of Registrable Securities
         -----------------------
have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

      (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Investor Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel;

      (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange

Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than six months or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and the prospectus used in connection therewith;

      (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

      (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller (including any underwriter) reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided that the Company shall not
                                             -------- ----
be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

      (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

      (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

      (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

      (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Investor Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

      (i) make available for inspection by one counsel selected by the holders of a majority of the Registrable Securities included in such registration statement, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such attorney, underwriter, or underwriter's attorney, accountant or agent in connection with such registration statement (provided that the Company may impose reasonable confidentiality restrictions on the recipients of any confidential information);

      (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

      (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

      (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

      (m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

      (n) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Investor Registrable Securities and/or Founder Registrable Securities being sold reasonably request.

      5.  Registration Expenses.
          ---------------------

      (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions of all holders of Registrable Securities, which shall be paid by such holders) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except
 ---------------------
that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

      (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Investor Registrable Securities initially requesting such registration.

      (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

      6.  Indemnification.
          ---------------

      (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by, or relating to any action or proceeding arising out of or based upon, any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

      (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify
                                     -------- ----
shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

      (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided that the failure to give prompt notice shall not
                       -------- ----
impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

      (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

      7. Participation in Underwritten Registrations. No Person may participate
         -------------------------------------------
in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

      8.  Definitions.
          -----------

      (a) "Founder Registrable Securities" means (i) any Common Stock held by
           ------------------------------
the Founders and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Founder Registrable Securities, such securities shall cease to be Founder Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary.

      (b) "Investor Registrable Securities" means (i) any Common Stock issued or
           -------------------------------
issuable upon the conversion of the Preferred Stock (as defined in the Recapitalization Agreement) issued pursuant to the Recapitalization Agreement,
(ii) any securities issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) or (ii) above. As to any particular Investor Registrable Securities, such securities shall cease to be Investor Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary.

      (c) "Registrable Securities" means, collectively, the Investor Registrable
           ----------------------
Securities and the Founder Registrable Securities. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder (it being understood, however, that any Registrable Securities which are not shares of Common Stock shall be converted or otherwise exchanged into shares of Common Stock immediately prior to the effectiveness of any registration statement pursuant to which such Common Stock is to be registered).

      (d) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Recapitalization Agreement.

      9.  Miscellaneous.
          -------------

      (a) No Inconsistent Agreements: The Company shall not hereafter enter into
          --------------------------
any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

      (b) Remedies. Any Person having rights under any provision of this
          --------
Agreement shall be entitled to enforce such rights, specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

      (c) Amendments and Waivers. Except as otherwise provided herein, the
          ----------------------
provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, the holders of a majority of the Investor Registrable Securities and the holders of a majority of the Founder Registrable Securities (but only to the extent that the holders of Founder Registrable Securities would be adversely affected by such amendment or waiver).

      (d) Successors and Assigns. All covenants and agreements in this Agreement
          ----------------------
by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

      (e) Severability. Whenever possible, each provision of this Agreement
          ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

      (f) Counterparts. This Agreement may be executed simultaneously in two or
          ------------
more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

      (g) Descriptive Headings. The descriptive headings of this Agreement are
          --------------------
inserted for convenience only and do not constitute a part of this Agreement.

      (h) Governing Law. All issues and questions concerning the construction,
          -------------
validity, interpretation and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

      (i) Notices. All notices, demands or other communications to be given or
          -------
delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Investor at the address indicated on the Schedule of Investors attached hereto and to the Company or the Founders at the
---------------------
address indicated below:

     To the Company:
     --------------

     E-Tek Dynamics, Inc.
     1885 Lundy Avenue, Suite 103
     San Jose, California 95131
     Attn: President

     To the Founders:
     ---------------

     c/o Ms. Theresa Stone Pan
     Jing Jong Pan
     [Address]

     with a copy to:
     --------------
     (which shall not constitute notice to the Founders)

     Fenwick & West, LLP
     Two Palo Alto Square
     Suite 800
     Palo Alto, California 94306
     Attn: Jacqueline A. Daunt, Esq.

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                                   * * * * *

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                 E-TEK DYNAMICS, INC.

                                 By:   /s/ Theresa Stone Pan
                                      ----------------------------------------
                                 Its:      PRESIDENT
                                      ----------------------------------------

                                 SUMMIT/E-TEK HOLDINGS, L.L.C.

                                   By:  Summit Ventures IV, L.P., its Manager

                                   By   Summit Partners IV, L.P., its  General
                                        Partner

                                   By:  Stamps, Woodsum & Co. IV, its General
                                        Partner

                                   By:  /s/ Walter G. Kortschak
                                      ---------------------------------------
                                           General Partner

                                   MELLON BANK, N.A.,
                                     as Trustee for First Plaza Group Trust
                                     as directed by General Motors Investment
                                     Management Corporation

                                  By: ______________________________________
                                      Name:
                                      Title:



                   [Signature Page to Registration Agreement]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                    E-TEK DYNAMICS, INC.

                                    By: __________________________________

                                    Its: _________________________________

                                    SUMMIT/E-TEK HOLDINGS, L.L.C.

                                      By:  Summit Ventures IV, L.P., its
                                           Manager

                                      By   Summit Partners IV, L.P., its
                                           General Partner

                                      By:  Stamps, Woodsum & Co. IV, its
                                           General Partner

                                      By: _________________________________
                                             General Partner

                                    Mellon Bank, N.A., solely in its
                                    capacity as Trustee for FIRST PLAZA
                                    GROUP TRUST, (as directed by General
                                    Motors Investment Management
                                    Corporation), and not in its individual
                                    capacity.

                                    By: /s/ Robert F. Sass
                                        -----------------------------------
                                        Name: Robert F. Sass
                                        Title: V.P.


                   [Signature Page to Registration Agreement]

                                    PETER J. MOONEY, as nominee for the
                                    Broadview Partners Group

                                    By: /s/ Peter J. Mooney
                                        -------------------------------
                                    Its: Peter J. Mooney as nominee
                                         -------------------------------

                                    RANDOLPH STREET PARTNERS

                                    By: _______________________________

                                    Its: ______________________________


                                    RANDOLPH STREET PARTNERS DIF, LLC

                                    By: _______________________________

                                    Its: ______________________________


                                    F&W INVESTMENTS 1997

                                    By: _______________________________

                                    Its: ______________________________


                                    ___________________________________
                                    Theresa Stone Pan

                                    ___________________________________
                                    Jing Jong Pan



                   [Signature Page to Registration Agreement]

                                    BROADVIEW ASSOCIATES, L.L.C.


                                    By:________________________________

                                    Its:_______________________________


                                    RANDOLPH STREET PARTNERS


                                    By: /s/ [Signature]
                                        -------------------------------
                                    Its:  Managing Member
                                        -------------------------------

                                    RANDOLPH STREET PARTNERS DIF, LLC


                                    By:   /s/ [SIGNATURE]
                                         --------------------------------
                                    Its:    Managing Member
                                         --------------------------------


                                    F&W INVESTMENTS 1997


                                    By:  ________________________________

                                    Its: ________________________________

                                    _____________________________________
                                    Theresa Stone Pan

                                    _____________________________________
                                    Jing Jong Pan



                   [Signature Page to Registration Agreement]

                                    BROADVIEW ASSOCIATES, L.L.C.

                                    By:___________________________________

                                    Its:__________________________________


                                    RANDOLPH STREET PARTNERS

                                    By:____________________________________

                                    Its:___________________________________


                                    RANDOLPH STREET PARTNERS DIF, LLC

                                    By:____________________________________

                                    Its:___________________________________


                                    F&W INVESTMENTS 1997

                                    By: [SIGNATURE]
                                       ------------------------------------

                                    Its:___________________________________


                                    /s/ Theresa Stone Pan
                                    ---------------------------------------
                                    Theresa Stone Pan


                                    /s/ Jing Jong Pan
                                    ---------------------------------------
                                    Jing Jong Pan



                  [Signature Page to Registration Agreement]

                                    Jing Jong Pan and Theresa Stone Pan,
                                    Trustees of the J.J. & Theresa Pan Revocable
                                    Trust dated February 14, 1997


                                    /s/ Jing Jong Pan
                                    --------------------------------------------
                                    Jing Jong Pan


                                    /s/ Theresa Stone Pan
                                    --------------------------------------------
                                    Theresa Stone Pan



                  [Signature Page to Registration Agreement]

                        Page intentionally left blank.



                  [Signature Page to Registration Agreement]

                                    /s/ Vinita Gupta
                                    -----------------------------------
                                    Vinita Gupta


                                    BAIN SECURITIES, INC.

                                    By:_________________________
                                       Gary Wilkinson

                                    Its: Treasurer



                  [Signature Page to Registration Agreement]

                                    ____________________________________
                                    Vinita Gupta


                                    BAIN SECURITIES, INC.

                                    By: /s/ Gary Wilkinson
                                       ---------------------------------
                                       Gary Wilkinson

                                    Its: Treasurer



                   [Signature Page to Registration Agreement]

                             SCHEDULE OF INVESTORS
                             ---------------------

                               Name and Address
                               ----------------


Summit/E-Tek Holdings, L.L.C.
c/o Summit Partners, L.P.
499 Hamilton Avenue
Suite 200
Palo Alto, California 94301
Attn: Walter G. Kortschak
Phone: (415) 321-1166
Facsimile: (415) 321-1188

with a copy to:
--------------
(which shall not constitute notice to the Investors)

Kirkland & Ellis
200 East Randolph Drive
Chicago, Illinois 60601
Attn: Ted H. Zook, Esq.

Bain Securities, Inc.
c/o Bain & Company, Inc.
2 Copley Place
Boston, Massachusetts 02116
Attn: Gary Wilkinson
Phone: (617) 572-3268
Facsimile: (617) 572-3266

Peter J. Mooney, as nominee
for the Broadview Partners Group
c/o Broadview Associates
950 Tower Lane, 18th Floor
Foster City, California 94404
Attn: Maryfrances Galligan
Phone: (415) 378-4738
Facsimile: (415) 378-4710

F&W Investments 1997
c/o Fenwick & West
Two Palo Alto Square
Palo Alto, CA 94306
Attn: Jacqueline Daunt
Phone: (415) 858-7232
Facsimile: (415) 494-1417

Vinita Gupta
c/o Digital Link Corporation
217 Humbolt Court
Sunnyvale, California 94089
Phone: (408) 745-4140
Facsimile: (408) 745-6250

Mellon Bank, N.A., as Trustee for
First Plaza Group Trust as directed by
General Motors Investment Management Corporation
Mellon Bank
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258-0001
Attn: Bernadette Rist
Phone: (412) 234-6340
Facsimile: (412) 234-0555

with a copy to:
General Motors Investment Management Corporation
767 5th Avenue, 15th Floor
New York, New York 10153
Attn: Robert Cromwell
Phone: (212) 418-6125
Facsimile: (212) 418-6123

Randolph Street Partners
200 East Randolph Drive
Chicago, Illinois 60601
Attn: Jack S. Levin
Phone: (312) 861-2004
Facsimile: (312) 861-2200

Randolph Street Partners DIF, LLC
200 East Randolph Drive
Chicago, Illinois 60601
Attn: Jack S. Levin
Phone: (312) 861-2004
Facsimile: (312) 861-2200

                              AMENDMENT NO. 1 TO
                            REGISTRATION AGREEMENT


     This Amendment No. 1 to Registration Agreement (this "Amendment") is made
                                                           ---------
and entered into effective as of November 5, 1997 by and among E-TEK Dynamics, Inc., a California corporation (the "Company"), the parties listed as Investors
                                     -------
on the Schedule of Investors attached hereto (collectively, the "Investors") and
       ---------------------                                     ---------
Theresa Stone Pan, Jing Jong Pan and the J.J. & Theresa Pan Revocable Trust (collectively, the "Founders").
                    --------

     WHEREAS, all of the parties to this Amendment have previously entered into a certain Registration Agreement dated as of July 23, 1997 (the "Registration Agreement") providing registration rights for certain of the Company's securities held by the Investors and the Founders;

     WHEREAS, the parties to the Registration Agreement desire to amend the Registration Agreement to provide certain registration rights for the Company's securities issued or issuable pursuant to the Company's 1997 Executive Equity Incentive Plan (the "Executive Plan"), as provided herein; and
                     --------------

     WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Registration Agreement.

     NOW THEREFORE, in consideration of the premises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. SECTION 4. The first clause of Section 4 of the Registration Agreement is hereby amended to read in its entirety as follows:

               "With respect to the Executive Plan Registration or whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:"

     2. SECTIONS 8(c) AND 8(d). Sections 8(c) and 8(d)of the Registration Agreement are hereby renumbered as Sections 8(d) and 8(e), respectively. The first sentence of the newly renumbered Section 8(d) of the Registration Agreement is hereby amended to read as follows:
          ""Registrable Securities" means, collectively, the Investor
            ----------------------
          Registrable Securities, the Founder Registrable Securities and the Executive Registrable Securities."

     3. NEW SECTION 8(c). The Registration Agreement is hereby amended by adding thereto a new Section 8(c) to read in its entirety as follows:

          "(c)  "Executive Registrable Securities" means (i) any Common Stock
                 --------------------------------
          issued pursuant to the Company's 1997 Executive Equity Incentive Plan (the "Executive Plan") or any Common Stock issuable upon exercise of
                --------------
          options granted pursuant to the Company's Executive Plan and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Executive Registrable Securities, such securities shall cease to be Executive Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary."

     4. NEW SECTION 9(j). The Registration Agreement is hereby amended by adding thereto a new Section 9(j) to read in its entirety as follows:

               "(j)  Additional Parties.  At any time and from time to time, the
                     ------------------
          Company may, without obtaining the signature, consent or permission of any of the other parties to this Agreement, add as parties to this Agreement those persons ("New Parties") who have received a grant of
                                    -----------
          the Company's securities (an "Award") pursuant to the Company's
                                        -----
          Executive Plan.  The Award(s) of any New Parties shall be deemed
          Executive Registrable Securities for the purposes of this Agreement. The Company and any New Parties will execute counterpart signature pages to this Agreement indicating the number of shares of the Company's Common Stock constituting the Award(s) and such New Parties will, upon delivery to the Company of such signature pages, become parties to, and bound by, this Agreement. The Company will promptly furnish copies of the signature pages of any New Parties to the Investors and Founders."

     5. NEW SECTION 10. The Registration Agreement is hereby amended by adding thereto a new Section 10 to read in its entirety as follows:

          "10.  Executive Plan Registration on Form S-3.  The Company, at its
                ---------------------------------------
     expense, shall register under the Securities Act all of the Executive Registrable Securities on a Form S-3 resale registration statement, such registration statement to be effective within ten days of the effectiveness of the registration statement of the Company's initial public offering (the "Executive Plan Registration").
      ---------------------------

     6. EFFECTIVENESS OF AMENDMENT. This Amendment will become effective once executed by the Company and by the holders of a majority of the Investor Registrable Securities and by the holders of a majority of the Founder Registrable Securities.
     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                            E-TEK DYNAMICS, INC.

                            By:
                                ______________________________________________
                                Michael J. Fitzpatrick, President


                            SUMMIT/E-TEK HOLDINGS, L.L.C.

                            By:  Summit Ventures IV, L.P., its Manager

                            By:  Summit Partners IV, L.P., its General Partner

                            By:  Stamps, Woodsum & Co. IV, its General Partner

                            By:  ______________________________________________
                                    General Partner


                            Mellon Bank, N.A., solely in its capacity as Trustee for FIRST PLAZA GROUP TRUST, (as directed by
                            General Motors Investment Management Corporation), and not in its individual capacity


                            By: ________________________________________________
                                Name:
                                Title:


                            PETER J. MOONEY, as nominee for the
                            Broadview Partners Group

                            By:________________________________________________

                            Its:________________________________________________

         [Signature Page to Amendment No. 1 to Registration Agreement]

                                RANDOLPH STREET PARTNERS

                                By: ____________________________________________

                                Its: ___________________________________________


                                RANDOLPH STREET PARTNERS DIF, LLC

                                By: ____________________________________________

                                Its: ___________________________________________


                                F&W INVESTMENTS 1997

                                By: ____________________________________________

                                Its: ___________________________________________


                                ________________________________________________
                                Theresa Stone Pan

                                ________________________________________________
                                Jing Jong Pan


                                Jing Jong Pan and Theresa Stone Pan, Trustees of the J.J. & Theresa Pan Revocable Trust dated February 14, 1997

                                ________________________________________________
                                Jing Jong Pan

                                ________________________________________________
                                Theresa Stone Pan



         [Signature Page to Amendment No. 1 to Registration Agreement]

                                      __________________________________________
                                      Vinita Gupta

                                      __________________________________________
                                      BAIN SECURITIES, INC.

                                      By: ______________________________________
                                             Gary Wilkinson
                                      Its:   Treasurer



         [Signature Page to Amendment No. 1 to Registration Agreement]

                             SCHEDULE OF INVESTORS
                             ---------------------

                               Name and Address
                               ----------------

Summit/E-Tek Holdings, L.L.C.
c/o Summit Partners, L.P.
499 Hamilton Avenue
Suite 200
Palo Alto, California 94301
Attn: Walter G. Kortschak
Phone: (415) 321-1166
Facsimile: (415) 321-1188

with a copy to:
--------------
(which shall not constitute notice to the Investors)

Kirkland & Ellis
200 East Randolph Drive
Chicago, Illinois 60601
Attn: Ted H. Zook, Esq.

Bain Securities, Inc.
c/o Bain & Company, Inc.
2 Copley Place
Boston, Massachusetts 02116
Attn: Gary Wilkinson
Phone: (617) 572-3268
Facsimile: (617) 572-3266

Peter J. Mooney, as nominee for the
Broadview Partners Group
c/o Broadview Associates
950 Tower Lane, 18th Floor
Foster City, California 94404
Attn: Maryfrances, Galligan
Phone: (415) 378-4738
Facsimile: (415) 378-4710

F&W Investments 1997
c/o Fenwick & West LLP
Two Palo Alto Square
Palo Alto, CA 94306
Attn: Jacqueline Daunt
Phone: (415) 858-7232
Facsimile: (415) 494-1417

Vinita Gupta
c/o Digital Link Corporation
217 Humbolt Court
Sunnyvale, California 94089
Phone: (408) 745-4140
Facsimile: (408) 745-6250

Mellon Bank, N.A., as Trustee for
First Plaza Group Trust as directed by
General Motors Investment Management Corporation
Mellon Bank
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258-0001
Attn: Bernadette Rist
Phone: (412) 234-6340
Facsimile: (412) 234-0555

with a copy to:
--------------
General Motors Investment Management Corporation
767 5th Avenue, 15th Floor
New York, New York 10153
Attn: Robert Cromwell
Phone: (212) 418-6125
Facsimile: (212) 418-6123

Randolph Street Partners
200 East Randolph Drive
Chicago, Illinois 60601
Attn: Jack S. Levin
Phone: (312) 861-2004
Facsimile: (312) 861-2200

Randolph Street Partners DIF, LLC
200 East Randolph Drive
Chicago, Illinois 60601
Attn: Jack S. Levin
Phone: (312) 861-2004
Facsimile: (312) 861-2200

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written below.


E-TEK DYNAMICS, INC.

By: ________________________________

Its: _______________________________


NEW PARTY

Signature: __________________________

Name:  MICHAEL FITZPATRICK

Number of shares of E-Tek Common Stock
Constituting the Award(s):  2,825,000

Date:  NOVEMBER 13, 1997



                   [Signature Page to Registration Agreement]

   IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written below.


E-TEK DYNAMICS, INC.

By: ________________________________

Its: _______________________________


NEW PARTY

Signature: __________________________

Name:  SANJAY SUBHEDAR

Number of shares of E-Tek Common Stock
Constituting the Award(s):  1,200,000

Date:  DECEMBER 11, 1997



                   [Signature Page to Registration Agreement]